                                                                    EXHIBIT 10.5


                           CASH COLLATERAL AGREEMENT

         CASH COLLATERAL AGREEMENT dated as of December 30, 1997 (this "Agreement"), among Cotton Valley Resources Corporation, a corporation organized under the laws of Ontario, Canada ("Debtor"), Cotton Valley Energy Corporation, a Nevada corporation, Mustang Well Servicing Company (formerly Mustang Drilling Company), a Nevada corporation, Mustang Horizontal Services, Inc., a Nevada corporation, Mustang Oil Field Equipment Company, a Nevada Corporation, Cotton Valley Energy, Inc. an Oklahoma corporation and Aspen
Energy Corporation, a Nevada corporation (collectively, the "Subsidiaries"), and Westover Investments L.P. a Delaware limited partnership ("Westover"), Montrose Investments L.P., a Cayman Islands exempt limited partnership ("Montrose"), Lakeshore International, a Bermuda corporation ("LI"), JMG
Capital Partners, L.P. a California limited partnership ("JMG"), Triton Capital Investments, Ltd., a Caracao corporation ("Triton"), Lionhart Global Appreciation Fund, Ltd., a British Virgin Islands international business corporation ("LGAF"), Global Perspectives International, Ltd., a British
Virgin Islands international business corporation ("Global Perspectives"), Global Emerging Markets, Ltd., a Guernsey corporation ("Global Emerging Markets"), Palisades Holdings, Inc., a California corporation ("Palisades"), and Texas Commerce Bank, N.A., a bank organized under the laws of the United States (the "Collateral Agent"). Each of Westover, Montrose, LI, JMG, Triton, LGAF, Global Perspectives, Global Emerging Markets and Palisades is referred to herein as a "Secured Party" and they are collectively referred to herein as the "Secured Parties."

                                    RECITALS

         WHEREAS, Debtor and Secured Parties have executed and delivered a Convertible Debenture Purchase Agreement between them dated the date hereof (the "Purchase Agreement") pursuant to which the Secured Parties have purchased and Debtor has sold Debentures (as defined in the Purchase Agreement);

         WHEREAS, the Purchase Agreement requires the Debtor to enter into a Security Agreement and the Debtor and the Subsidiaries have entered into a Security Agreement, dated the date hereof, with the Secured Parties (the "Security Agreement"), granting the Secured Parties a first lien, except with respect to the Zama Property Collateral (as defined in the Security Agreement) on and security interest in the Asset Collateral (as defined in the Security Agreement) and the Cash Collateral (as defined below) to secure the Obligations (as defined in the Security Agreement);

         WHEREAS, the Security Agreement provides that the Debtor and the Subsidiaries may deposit with the Collateral Agent Cash Collateral (as defined below) which shall comprise part of the Collateral;

         WHEREAS, the Debtor and the Subsidiaries shall maintain the amount of Collateral required by the Security Agreement and this Agreement, provided, that, they may substitute Asset Collateral (as defined in the Security Agreement) for Cash Collateral and Cash Collateral for Asset Collateral, all as provided in the Security Agreement and this Agreement; and

         WHEREAS, in order to set forth the understanding of the Secured Parties, the Debtor, the Subsidiaries and the Collateral Agent with respect to the Cash Collateral, the parties hereto have agreed to enter into this Agreement, upon the terms, conditions and provisions more particularly hereinafter provided.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

         1. Defined Terms. Each term used in this Agreement and not defined herein shall have the meaning given to it in the Security Agreement and, the following terms shall have the following meanings:

         "CASH COLLATERAL ACCOUNT" shall have the meaning set forth in Section 4 hereof.

         "CASH COLLATERAL" shall mean and include (i) all cash on deposit in the Cash Collateral Account and all United States T-Bills with durations of one year or less on deposit in the Cash Collateral Account, (ii) all interest, if any, earned on any of the foregoing, and (iii) all Proceeds of the foregoing.

         "PROCEEDS" shall have the meaning assigned to it in Section 9-306 of the Code.

         2. Pledge and Assignment of Collateral Account. The Debtor and the Subsidiaries hereby pledge, assign, transfer and deliver to the Secured Parties and grant to the Secured Parties a continuing lien on and security interest in the Cash Collateral Account and in all Cash Collateral, in addition to any liens delivered under the Security Agreement, as additional security for the Obligations. Each of the Debtor and each of the Subsidiaries will, at its cost and expense, upon demand, furnish to the Secured Parties such information and will execute and deliver to the Secured Parties such financing statements and other documents in form satisfactory to the Secured Parties and will do all such acts and things as Secured Parties may at any time or from time to time reasonably request or as may be necessary or appropriate to establish and maintain a perfected first priority security interest in the Cash Collateral Account and/or the Cash Collateral as security for the Obligations subject to no adverse liens or encumbrances; and the Debtor will pay the cost of filing the same or filing or recording such financing statements or other documents and this instrument in all public offices wherever filing or recording is deemed by the Secured Parties to be necessary or desirable. Notwithstanding anything to the contrary in this Agreement, nothing contained in this Agreement shall vitiate or impair any of the terms or provisions of the Security Agreement.

         3. General Authority of the Collateral Agent over the Cash Collateral. The Debtor, the Subsidiaries and the Secured Parties agree that the Collateral Agent may take any and all appropriate action necessary or desirable to carry out the terms of this Agreement and accomplish the purposes hereof, including the following:

                 (1) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Collateral Agent as Cash Collateral from the Debtor and the Subsidiaries;

                 (2) so long as the Collateral Agent shall not have been notified by any Secured Party that an Event of Default shall have occurred and is continuing, and subject to Section 5 herein, the Secured Parties hereby authorize and direct the Collateral Agent to pay, apply, withdraw and disburse the Cash Collateral from time to time as directed by the Debtor in accordance with Section 5 of this Agreement; and

                 (3) if the Collateral Agent has been notified by any Secured Party that an Event of Default shall have occurred and is continuing, the Collateral Agent shall do, at its option and at the expense and for the account of the Debtor and the Subsidiaries, at any time or from time to time, all acts, and things which the Collateral Agent deems necessary to protect or preserve the Cash Collateral and the Debtor and the Subsidiaries hereby authorize and direct the Collateral Agent to pay, apply, withdraw and disburse the Cash Collateral from time to time as directed by the Secured Parties in accordance with Section 6 of this Agreement.

         4.      Establishment and Maintenance of the Collateral Account.

                 (a) The Secured Parties, the Debtor and the Subsidiaries have established and shall maintain at the Collateral Agent (or any other financial institution selected by Secured Parties, Debtor and the Subsidiaries from time to time), an interest-bearing account entitled: "Cotton Valley Resources Corporation Collateral Account, Account No. 4813100 (together with any accounts established in place thereof for purposes of this Agreement, the "Cash Collateral Account"). Simultaneously with the execution and delivery hereof, the Debtor and the Subsidiaries have delivered the Cash Collateral to the Collateral Agent and they hereby acknowledge and agree that the Cash
Collateral has been deposited into the Cash Collateral Account to be held in accordance with the provisions hereof. Other than as provided in Section 3 and
Section 5 hereof, neither the Debtor or any Subsidiary nor any other person or entity claiming by, through or under the Debtor or any Subsidiary shall have any control over the use of, or any right to withdraw any amount from, the Cash Collateral Account and the Cash Collateral Account. Any interest on any Cash Collateral shall be held in the Cash Collateral Account.

                 (b) The amount of the Cash Collateral held by the Collateral Agent at any time shall be deemed to secure Obligations equal to 111% of the value of the Cash Collateral. The balance of the Obligations shall be secured by the Asset Collateral pursuant to the Security Agreement.

         5. Reduction in Amount of Cash Collateral. The Secured Parties hereby agree to allow the Debtor and the Subsidiaries, from time to time as hereinafter set forth, to, upon five (5) business days prior written notice to the Collateral Agent and the Secured Parties, reduce the amount of Cash Collateral held with the Collateral Agent by withdrawing such amount from the Cash Collateral Account, subject to the satisfaction of the following conditions, at the time of making each withdrawal:

                 (a) the Secured Parties shall have received from the Debtor and the Subsidiaries at least five (5) business days prior to the date of the proposed withdrawal: (A) a copy of the written request for withdrawal provided to the Collateral Agent by the Debtor and the Subsidiaries in the form attached hereto and made a part hereof as Exhibit A; (B) a certificate of each of the Debtor and each of the Subsidiaries, signed by an authorized executive officer, certifying that (i) the representations and warranties set forth in Section 2 of the Security Agreement and Section 9 of this Agreement are true and correct as of the date of the proposed withdrawal, (ii) as of the date of the proposed withdrawal, there exists no Event of Default or condition which would, with the giving of notice or the passage of time or both, if not cured, constitute an Event of Default, and (iii) prior to, on and immediately after the proposed withdrawal the Obligations will be secured in accordance this Agreement and the Security Agreement and at all such times the Asset Collateral shall be equal to or greater than the Required Value; and (C) the certificate required pursuant to Section 5(d) of the Security Agreement;

                 (b) there exists no Event of Default or condition which would, with the giving of notice or the passage of time or both, if not cured, constitute an Event of Default;

                 (c) The representations and warranties of the Debtor and the Subsidiaries shall contained in this Agreement and the Security Agreement shall be true and correct as of the date of each withdrawal;

                 (d) There shall be no pending or threatened lawsuits or claims against the Debtor or any Subsidiary which, in the reasonable opinion of Secured Parties, would impair the credit of the Debtor any Subsidiary or its ability to fulfill its Obligations; and

                 (e) There shall have been no material adverse change in the financial or business condition of the Debtor or any Subsidiary as determined by any Secured Party in its sole discretion.

If the Collateral Agent shall not have received any notice from any Secured Party objecting to such withdrawal, then the Collateral Agent may assume that the above conditions have been satisfied by the Debtor and the Subsidiaries. If any Secured Party shall notify the Collateral

Agent that it objects to any such proposed withdrawal, the Collateral Agent shall not permit such withdrawal. Notwithstanding the obligation of the Debtor and the Subsidiaries to notify the Secured Parties of any proposed withdrawal, if the Collateral Agent receives any notice of withdrawal from the Debtor or any of the Subsidiaries pursuant to this Section 5, it shall, within one business day of its receipt of such notice, give written notice to the Secured Parties of its receipt of such notice and deliver such notice to the Secured Parties.

         6.      Remedies.   (a)  If an Event of Default shall have occurred
and be continuing for a period of five business days following the notification of the Debtor and the Subsidiaries of such Event of Default by any Secured Party, then Secured Parties owning 2/3rds of the dollar value of the outstanding Debentures may at any time thereafter, without demand of performance or other demand, advertisement or notice of any kind (all of which demands, advertisements and/or notices are hereby expressly waived), apply the Cash Collateral to the payment of the Obligations, in such manner as such Secured Parties in their sole discretion shall determine, provided that such payment of the Obligations shall be made pro rata among all of the Secured Parties, and such Secured Parties may sell all or any portion of the instruments and securities constituting part of the Cash Collateral. The Secured Parties shall have no responsibility for any loss of value of the Cash Collateral resulting from the timing of any such sale, or otherwise.

                 (b) In addition to the rights, powers and remedies granted to it in this Agreement, and in any other instrument or agreement, including, without limitation, the Purchase Agreement, the Debentures, the Security Agreement, or otherwise, securing, evidencing or relating to any of the Obligations, the Secured Parties shall have all of the rights, powers and remedies now or hereafter permitted in law or equity, including, without limitation, those of a secured party under the Code, all such rights and remedies being cumulative, not exclusive and enforceable alternatively, successively or concurrently, at such time or times as the Secured Parties thinks expedient, such remedies to be exercised only after the occurrence and continuance of an Event of Default.

         7. Duty as to Cash Collateral; Liability of Collateral Agent and Secured Party. (a) Beyond the use of reasonable due care in the custody of the Cash Collateral, neither the Secured Parties nor the Collateral Agent shall be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Cash Collateral, of any nature or kind or any matter or proceedings arising out of or relating thereto, but the same shall be at the sole risk at all times of the Debtor and the Subsidiaries, and without limiting the generality of the foregoing, neither the Secured Parties nor the Collateral Agent shall have any obligation, responsibility or liability for any loss resulting from a fluctuation in interest rates. The Secured Parties shall not be required to take any action of any kind to preserve or protect its or the Debtor's or the Subsidiaries' rights in the Cash Collateral or against other parties with respect thereto. Neither the Secured Parties nor the Collateral Agent or any of their directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Cash Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Cash Collateral upon the request of the Debtor or the Subsidiaries or otherwise.

The Debtor and the Subsidiaries jointly and severally hereby release the Secured Parties and the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the use of the Cash Collateral and/or any actions taken or omitted to be taken by the Secured Parties with respect thereto, except to the extent caused by the gross negligence or willful misconduct of the Secured Parties, and the Debtor and the Subsidiaries jointly and severally hereby agree to hold the Secured Parties and the Collateral Agent harmless from and with respect to any and all such claims, causes of action and demands. The Secured Parties' prior recourse to any part or all of the Cash Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Obligations. Neither the Secured Parties nor the Collateral Agent shall have any responsibility for the genuineness or validity of any document or other item deposited with them.

                 (b) Notwithstanding anything to the contrary contained in this Agreement or the Security Agreement, the Debtor and the Subsidiaries covenant and agree, at their sole cost and expense and without cost or expense to the Secured Parties or the Collateral Agent, to pay, protect, indemnify, defend (with counsel acceptable to the Secured Parties and the Collateral Agent) and hold harmless the Secured Parties and the Collateral Agent from and against any and all reasonable expenses, damages, claims, losses, liabilities, obligations, penalties, fines, forfeitures, contests, actions, litigation, orders, directives, demands, defenses, judgments, suits, proceedings, settlement orders, costs, disbursements and reasonable expenses and all other matters of like import (including, without limitation, reasonable attorneys' fees and expenses) of any kind and nature whatsoever which may at any time be imposed upon, incurred by or asserted against the Secured Parties or the Collateral Agent and which arise out of the execution, delivery, observance and performance of this Agreement.

                 (c) The provisions of this Section 7 shall survive the termination for any reason of this Agreement.

         8. No Release, Waivers, etc. (a) The Secured Parties shall not by any act, delay, indulgence, omission or otherwise be deemed to have waived any of their rights, powers or remedies hereunder or to have acquiesced in any Event of Default or any breach hereof. No waiver of any right, power or remedy hereunder on any one occasion shall be construed as a bar to any right, power or remedy which the Secured Parties would otherwise have on any future occasion. No failure to exercise or any delay in exercising, on the part of the Secured Parties, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

                 (b) Anything in this Agreement to the contrary notwithstanding, (i) the Debtor and the Subsidiaries shall remain liable under the Security Agreement to the extent set forth therein to perform all of the Obligations to the same extent as if this Agreement had not been executed, and
(ii) the exercise by the Secured Parties of any of their rights hereunder shall not release each of the Debtor and each of the Subsidiaries from its Obligations under the Security

Agreement, nor shall it constitute an election of remedies by the Secured Parties or a waiver by the Secured Parties of any of their rights and remedies under the Security Agreement.

                 9. Representations, Warranties and Covenants. Each of the Debtor and the Subsidiaries hereby represent, warrant and covenant that:

                 (a) the Security Agreement and this Agreement are effective to create a valid lien on and security interest of the first priority in the funds on deposit in the Cash Collateral Account, and the Debtor and the Subsidiaries have taken no action which would subject such funds to any prior lien or security interest or to any agreement purporting to grant to any third party a lien or security interest on the property or assets of the Debtor or the Subsidiaries which would include such funds, and upon the making of deposits in the Cash Collateral Account, all action necessary or desirable to protect and perfect such lien and security interest will have been duly taken;

                 (b) no security agreements have been executed and delivered by the Debtor or the Subsidiaries, and no financing statements have been filed by them in any jurisdiction, granting or purporting to grant a lien on or security interest in the funds constituting or to constitute the Cash Collateral to any secured party except in connection with this Agreement and the Security Agreement;

                 (c) no consent of any other party and no consent, license, approval or authorization of, exemption by, or registration or declaration with, any governmental instrumentality is required to be obtained in connection with the execution, delivery or performance of this Agreement;

                 (d) it will, if an Event of Default has occurred and is continuing, defend the Secured Parties' right, title and interest in and to the Cash Collateral and the income, distributions and Proceeds thereof against the claims and demands of all persons and entities whatsoever; and

                 (e) it shall not attempt to sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Cash Collateral, nor will it create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Cash Collateral, or any interest therein, except as permitted under this Agreement and the Security Agreement.

                 10. Reimbursement of the Secured Parties. The Debtor and the Subsidiaries agree to promptly reimburse the Secured Parties and the Collateral Agent for their actual out-of-pocket expenses, including, without limitation, reasonable administration and enforcement of this Agreement. The agreements in this Section 10 shall survive the termination of this Agreement.

         11. Further Assurances. The Debtor and the Subsidiaries agree at any time, and from time to time, upon the Secured Parties' request, to execute and deliver to the Secured Parties such further documents and to do such further acts and things as the Secured Parties may reasonably request in order fully to effect the purposes of this Agreement and the Secured Parties' rights in the Cash Collateral.

         12. Notice. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile prior to 7:00 p.m. (New York City time) on a business day, (ii) the business day after the date of transmission, if such notice or communication is delivered via facsimile later than 7:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Debtor
         or any Subsidiary:       Cotton Valley Resources Corporation
                                  8350 N. Central Expressway
                                  Suite M2030
                                  Dallas, TX 75206
                                  Facsimile No.: (214) 363-4294
                                  Attn: Chief Financial Officer

         With copies to:          Jackson Walker LLP
                                  901 Main Street, Suite 6000
                                  Dallas, Texas 75202
                                  Facsimile No.: (214) 953-5822
                                  Attn: Richard B. Goodner, Esq.

         If to any Purchaser or the Purchasers, to the address set forth on
         Schedule 1

         With copies to (for      Palisades Capital, Inc.
          communications to       505 South Beverly Drive
          any Purchaser):         Suite 305
                                  Beverly Hills, CA 90212
                                  Facsimile No.: (310) 546-2807
                                  Attn: Brad D. Greenspan

                                                          -and-

                                  Robinson Silverman Pearce Aronsohn &
                                    Berman LLP
                                  1290 Avenue of the Americas
                                  New York, NY 10104
                                  Facsimile No.: (212) 541-4630
                                  Attn: Kenneth L. Henderson, Esq.

         If the Collateral
                 Agent:           Texas Commerce Bank, N.A.
                                  201 Main Street, 3rd Floor
                                  Fort Worth, Texas 76102
                                  Facsimile No.: (817) 878-7559
                                  Attn: Susan R. Gazzola
                                        Vice President

or such other address as may be designated in writing hereafter, in the same manner, by such Person. Non-delivery of copies of any notice as specified above shall not affect the validity of any notice given to any party to this Agreement in accordance with the terms of this Agreement.

         13. Assignment. The Secured Parties may assign their interest in this Agreement, and upon any such assignment, the Secured Parties shall be relieved of all further liability hereunder. None of the rights or obligations of the Debtor or the Subsidiaries hereunder may be assigned or otherwise transferred without the written consent of the Secured Parties. This Agreement shall be binding upon the successors and assigns of the Debtor and the Subsidiaries, and shall inure to the benefit of the successors and assigns of Secured Parties, and any future holder(s) of the Note.

         14. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas, except as such laws may be preempted by the federal laws of the United States.

         15. Amendments in Writing. No change, amendment, modification, cancellation or discharge of this Agreement or any part hereof shall be valid unless in writing and signed by the Secured Parties, the Collateral Agent, the Debtor and the Subsidiaries or their respective successors and assigns.

         16. Severability. If one or more of the provisions of this Agreement shall be invalid, illegal or unenforceable in any respect, such provisions shall be deemed to be severed from this Agreement, and the validity, legality herein shall not be affected or impaired in any way thereby.

         17. No Third-Party Beneficiary. This Agreement is made and entered into for the sole protection and benefit of the parties hereto, and no other person or entity shall have a direct or indirect cause of action or claim in connection with this Agreement.

         18. Cumulative Rights. The rights and remedies provided for under this Agreement shall be in addition to and not to the exclusion of those provided for in the Security Agreement and may be exercised by the Secured Parties separately and cumulatively.

         19. Termination. This Agreement shall terminate upon the termination of the Security Agreement.

         20. Fees. For its services pursuant to this Agreement, the Collateral Agent shall be paid, through the date of termination of this Agreement, an annual fee of $1,500, which fee shall be payable by Debtor without proration.

         21. New Collateral Agent. If the Collateral Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Cash Collateral, it may do so by giving five (5) days prior written notice to the parties of its intention and thereafter delivering the Cash Collateral to any collateral agent mutually agreeable to the parties hereto, and, if no such collateral agent shall be selected within three days of the Collateral Agent's notification to the parties hereto of its desire to so relinquish custody of the Cash Collateral, then the Collateral Agent may do so by delivering the Cash Collateral to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law within the State of Texas. The fee of any such court officer shall be borne by Debtor. Upon such delivery, the Collateral Agent shall be discharged from any and all responsibility or liability with respect to the Cash Collateral and Debtor shall promptly pay to the Collateral Agent all monies which may be owed it for its services hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Cash Collateral Agreement to be duly executed on the day and year first above written.

                                       COTTON VALLEY RESOURCES CORPORATION

                                       By:     /s/ GENE SOLTERO
                                           ------------------------------------
                                           Name:

                                           Title:


                                       COTTON VALLEY ENERGY CORPORATION

                                       By:     /s/ GENE SOLTERO
                                           ------------------------------------
                                           Name:

                                           Title:


                                       MUSTANG WELL SERVICING COMPANY

                                       By:   /s/ JAMES E. HOGUE
                                           ------------------------------------
                                           Name:

                                           Title:


                                       MUSTANG HORIZONTAL SERVICES, INC.

                                       By:  /s/ JAMES E. HOGUE
                                           ------------------------------------
                                           Name:

                                           Title:


                                       MUSTANG OILFIELD EQUIPMENT COMPANY

                                       By:  /s/ JAMES E. HOGUE
                                           ------------------------------------
                                           Name:

                                           Title:


                                       COTTON VALLEY ENERGY, INC.

                                       By:     /s/ GENE SOLTERO
                                           ------------------------------------
                                           Name:

                                           Title:

                                       ASPEN ENERGY CORPORATION

                                       By:     /s/ EUGENE A. SOLTERO
                                           ------------------------------------
                                           Name:   Eugene A. Soltero
                                           Title:  CEO


                                       WESTOVER INVESTMENTS L.P.

                                       By:     /s/ WILLIAM E. ROSE
                                           ------------------------------------
                                           Name:   William E. Rose
                                           Title:  Authorized Signatory


                                       MONTROSE INVESTMENTS P.

                                       By:     /s/ WILLIAM E. ROSE
                                           ------------------------------------
                                           Name:   William E. Rose
                                           Title:  Authorized Signatory


                                       LAKESHORE INTERNATIONAL

                                       By: Global Capital Management, Inc.,
                                           Investment Manager

                                       By:      /s/ JOHN D. BRANDENBORG
                                           ------------------------------------
                                           Name:    John D. Brandenborg
                                           Title:   Vice President


                                       JMG CAPITAL PARTNERS, L.P.

                                       By:      /s/ JONATHAN GLASER
                                           ------------------------------------
                                           Name:
                                           Title:


                                       TRITON CAPITAL INVESTMENTS, LTD.

                                       By:      /s/ JONATHAN GLASER
                                           ------------------------------------
                                           Name:
                                           Title:

                                       LIONHART GLOBAL APPRECIATION FUND, LTD.

                                       By:      /s/ TERRENCE P. DUFFY
                                           ------------------------------------
                                           Name:    Terrence P. Duffy
                                                 ------------------------------
                                           Title:   Director
                                                 ------------------------------


                                       GLOBAL PERSPECTIVES INTERNATIONAL, LTD.

                                       By:      /s/ TERRENCE P. DUFFY
                                           ------------------------------------
                                           Name:    Terrence P. Duffy
                                                 ------------------------------
                                           Title:   Director
                                                 ------------------------------


                                       GLOBAL EMERGING MARKETS, LTD.

                                       By:      /s/ EDWARD J. TOBIN
                                           ------------------------------------
                                           Name:    Edward J. Tobin
                                                 ------------------------------
                                           Title:   Authorized Signatory
                                                 ------------------------------

                                       PALISADES HOLDINGS, INC.

                                       By:         [ILLEGIBLE]
                                           ------------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------


                                       TEXAS COMMERCE BANK, N.A.

                                       By:      /s/ CARLA FERRANT
                                           ------------------------------------
                                           Name:    Carla Ferrant
                                                 ------------------------------
                                           Title:   Vice President
                                                 ------------------------------

STATE OF TEXAS   )
                 )      ss.:
COUNTY OF DALLAS )

         On this 23rd day of December, 1997, before me personally appeared Eugene A. Soltero, to me known, who, being by me duly sworn, did depose and say that he resides at 7127 Hillgreen Drive, Dallas, TX, that he is Chief Executive Officer of Cotton Valley Resources Corp., the entity described in and which executed the foregoing Cash Collateral Agreement; and that he signed his name thereto by order of the board of directors of said entity.

[SEAL]                                 /s/ DIANA LYNN CAMPBELL
                                       ---------------------------------
                                       Notary Public   1-22-2001


STATE OF TEXAS   )
                 )   ss.:
COUNTY OF DALLAS )

         On this 23rd day of December, 1997, before me personally appeared Eugene A. Soltero, to me known, who, being by me duly sworn, did depose and say that he resides at 7127 Hillgreen Drive, Dallas, TX, that he is Chief Executive Officer of Cotton Valley Energy Corp., the entity described in and which executed the foregoing Cash Collateral Agreement; and that he signed his name thereto by order of the board of directors of said entity.

[SEAL]                                 /s/ DIANA LYNN CAMPBELL
                                       ---------------------------------
                                       Notary Public   1-22-2001


STATE OF TEXAS   )
                 )   ss.:
COUNTY OF DALLAS )

         On this 23rd day of December, 1997, before me personally appeared Eugene A. Soltero, to me known, who, being by me duly sworn, did depose and say that he resides at 7127 Hillgreen Drive, Dallas, TX, that he is Chief Executive Officer of Cotton Valley Energy Inc., the entity described in and which executed the foregoing Cash Collateral Agreement; and that he signed his name thereto by order of the board of directors of said entity.

[SEAL]                                 /s/ DIANA LYNN CAMPBELL
                                       --------------------------------
                                       Notary Public   1-22-2001

STATE OF TEXAS   )
                 )   ss.:
COUNTY OF DALLAS )

         On this 23rd day of December, 1997, before me personally appeared James E. Hogue, to me known, who, being by me duly sworn, did depose and say that he resides at 6405 Forest Lane, Dallas, Texas, that he is President of Mustang Well Servicing Co., the entity described in and which executed the foregoing Cash Collateral Agreement; and that he signed his name thereto by order of the board of directors of said entity.

[SEAL]  PATRICIA ANNE DICKERSON
         Notary Public, State of Texas      /s/ PATRICIA DICKERSON
         My Comm. Exp. 03/29/99             ---------------------------
                                            Notary Public


STATE OF TEXAS   )
                 )   ss.:
COUNTY OF DALLAS )

         On this 23rd day of December, 1997, before me personally appeared James
E. Hogue, to me known, who, being by me duly sworn, did depose and say that he resides at 6405 Forest Lane, Dallas, Texas, that he is President of Mustang Oilfield Equipment Co., the entity described in and which executed the foregoing Cash Collateral Agreement; and that he signed his name thereto by order of the board of directors of said entity.

[SEAL]  PATRICIA ANNE DICKERSON
         Notary Public, State of Texas      /s/ PATRICIA DICKERSON
         My Comm. Exp. 03/29/99             ---------------------------
                                            Notary Public



STATE OF TEXAS   )
                 )   ss.:
COUNTY OF DALLAS )

         On this 23rd day of December, 1997, before me personally appeared James
E. Hogue, to me known, who, being by me duly sworn, did depose and say that he resides at 6405 Forest Lane, Dallas, Texas, that he is Chief Executive Officer of Mustang Horizontal Services Inc., the entity described in and which executed the foregoing Cash Collateral Agreement; and that he signed his name thereto by order of the board of directors of said entity.

[SEAL]  PATRICIA ANNE DICKERSON
         Notary Public, State of Texas      /s/ PATRICIA DICKERSON
         My Comm. Exp. 03/29/99             ---------------------------
                                            Notary Public

STATE OF         )
                 )   ss.:
COUNTY OF        )

         On this 29th day of December, 1997, before me personally appeared William Rose, to me known, who, being by me duly sworn, did depose and say that he resides at 5519 Montrose, Dallas, TX 75209, that he is Principal of Montrose Investments LTD., the entity described in and which executed the foregoing Cash Collateral Agreement; and that he signed his name thereto by order of the board of directors of said entity.

[SEAL]   BARBARA S. KENT
           Notary Public                    /s/ BARBARA S. KENT
           STATE OF TEXAS                   ---------------------------
         My Comm. Exp. 05/15/2001           Notary Public

STATE OF MINNESOTA )
                   )   ss.:
COUNTY OF HENNEPIN )

         On this 23rd day of December, 1997, before me personally appeared John
D. Brandenborg to me known, who, being by me duly sworn, did depose and say that he resides at 601 Carlson Pky. #200 Minnetonka, MN, that he is Vice President of Global Capital Management and Investment Manager of Lakeshore International, LTD., the entity described in and which executed the foregoing Cash Collateral Agreement; and that he signed his name thereto by order of the board of directors of said entity.

                                   /s/ LORY A. FORSTNER
                                   --------------------------------
                                   Notary Public

                                   [SEAL]  LORY A. FORSTNER
                                           NOTARY PUBLIC-MINNESOTA
                                           My Commission Expires Jan. 31, 2000